Exhibit 99.1
Presentation to Investors TOWER GROUP, INC. to acquire OneBeacon’s Personal Lines Division February 3, 2010

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Notes on Non-GAAP Financial Measures (1) Operating income is a common performance measurement for insurance companies and excludes realized investment gains or losses and expenses related to the adoption of new accounting guidance related to business combinations. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. The Federal statutory tax rate of 35% was used to calculate the tax applicable to net realized gains or losses on investments and tax deductible acquisition-related transaction costs. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders’ equity. (2) Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

Presentation Outline OneBeacon’s Personal Lines Division Overview Transaction Summary Transaction Benefits and Rationale

Overview of OneBeacon’s Personal Lines Division OneBeacon’s Personal Lines Division (OBPLD) provides following types of coverage: • Homeowners insurance (39% of DPW) • Private passenger automobile (55%) • Other coverage (6%) • Excluded from this transaction are AutoOne, specialty collector car and boat businesses, and Houston General companies Its signature package policy, OneChoice CustomPac — a comprehensive policy that combines the homeowners and automobile, with optional umbrella and other coverages sold through select independent agents OBPLD produces business through over 900 agencies in the Northeast with an average tenure of 19 years OBPLD includes: two insurance companies (York and MA Homeland) and two management companies managing more than $400M in premium, which generated a 97% combined ratio for the 9M 2009 period The acquired business is predominantly located in the Northeast, with nearly three-quarters of the premium located in NY, MA, and NJ Direct Premiums Written (in millions) 2008 9M 2009 Management Cos. (Skylands, Adirondack) $262 $191 Insurance Cos. (York, MA Homeland) $293 $212 Total Premiums $555 $403 2009 YTD Direct Premiums Written by State RI NH 4% 2% CT 12% NY 33% ME 8% NJ 15% MA 26% NY MA NJ ME CT RI NH 2009 YTD Direct Premiums Written by LOB Other 6% Home 39% Auto 55% Auto Home Other

One Beacon’s Use of the Reciprocals Reciprocal • Definition: The reciprocal insurance exchange (reciprocal) is an unincorporated association of individuals, called “Subscribers”, that agree to insure each other. Unlike stock insurance companies which are owned by stockholders, reciprocals are owned by the Subscribers. • Examples: United Services Automobile Association, Erie Insurance Exchange and the Farmers Exchanges • Advantages: ?Generates fee income ?Can operate at a higher combined ratio due to higher written leverage One Beacon’s use of the reciprocal structure • Adirondack and Skylands Management companies manage the two reciprocals for a fee • Formed in 2002 (Skylands) and 2006 (Adirondack) and capitalized with surplus notes • Interest rate on the surplus note: approximately 6.5% (based on Prime) • Terms of the management agreements: Tower will manage all of the insurance operations of the reciprocals in exchange for a fee that is 14% of direct written premium

Transaction Summary GAAP Tower book will acquire value (approximately the insurance companies $45 million and as of the 12/31/2009) attorneys in fact for $32.5 million plus Insurance Companies • Massachusetts Homeland Insurance Company • York Insurance Company of Maine Management Companies (Attorneys in Fact) • New Jersey Skylands Management LLC • Adirondack AIF, LLC statutory Tower will surplus purchase in the surplus reciprocals notes issued (approximately by the Reciprocals $103 million foras an of amount 12/31/2009) equal to the • New Jersey Skylands Insurance Association • Adirondack Insurance Exchange No external financing required Expected to close at the end of the second quarter of 2010 This transaction is subject to regulatory approval

Improves Profitability and Financial Flexibility Improves profitability in 2010 and beyond This transaction contributes to the growth anticipated in our guidance. Therefore we are maintaining our guidance of $3.50 to $3.70 per diluted operating earnings per share for 2010. Leverages the capital provided by the CastlePoint and SUA transactions. No financing is required to complete the transaction. Access to reciprocals increases financial flexibility and profitability Management companies generate fees and improve cash flow for the holding company (example -Tower Risk Management) $8.5 million of fee income is projected during the first twelve months Additional cash flow provides holding company with improved liquidity to service debt and dividend obligations Reciprocals can operated at a higher operating leverage Reciprocals can write at a 2.5 to 1 NPW to surplus ratio. This increased leverage provides the Reciprocals with the ability to achieve acceptable profitability despite a higher combined ratio. Reciprocals' operating results will be consolidated with Tower’s consolidated results Reciprocals, although a separate legal entity, are required to be consolidated due to Tower's ownership of the surplus notes Management fee income is eliminated for reporting purposes when consolidating the overall results

Higher ROE Using Tower’s Hybrid Business Model ROE target of above 15% 3.0x 2.5x 23% 22% to 2.0x 1.6x 1.6x Equity 23% 36% 1.5x Managed Premiums* 16% 13% Premiums Premiums Ceded Average Leverage 1% 17% 16% Net Premiums Total 1.0x 9% 42% 83% 74% 71% 0.0x Tower 2008 2009E With OBPLD With OBPLD Standalone 2010E Full Year Operating ROE (%) 20.7% Above 15% 14 to 15% Above 15% *Reciprocal premiums are considered to be managed premiums but are consolidated in Tower’s reported premiums written

Substantially Strengthens Tower’s Personal Lines Capabilities Creation of a larger personal lines division • Combines the personal lines divisions of Tower and OneBeacon to create a separate and distinct Tower’s personal lines business segment • Approximately $700 million written and managed annualized premiums to achieve scale and efficiency Strengthens Tower’s personal lines product offering • Expands Tower’s suite of personal lines insurance products beyond homeowners policies to include private passenger automobile umbrella, and personal package policies • Niche positioning of personal package policies to provide a differentiation from mono-line private passenger direct or agency writers • Reciprocals provide additional capacity to write homeowners business Adds an experienced management team, employees, infrastructure and systems • Approximately 400 personal lines personnel in underwriting, customer service and claims dedicated to personal lines business • Access to web enabled personal lines system

Enhances Market Cycle Management Capability Favorable market conditions for acquisitions Current phase of the market cycle: Motivated sellers: as an result of a soft P&C market environment Tower Advantages: Uniquely positioned with strong capitalization, track record and expertise in acquiring companies Effective cycle management through acquisitions Acquisitions allow opportunistic growth at this point in the market cycle through consolidation of profitable renewal books of business: Acquisitions create a favorable ratio of premium volume opportunity relative to capital. This allows selective and disciplined underwriting to create an internal hard market. Increased product diversification increases ROE and underwriting profitability by forcing allocation of surplus to more profitable business opportunities Direct Premiums Written Pro Forma with OBPLD Direct Premiums Written Tower Only *Note: both charts reflect the acquisition of Specialty Underwriters' Alliance, Inc., which closed on November 13, 2009. OBPLD includes reciprocals premiums.

Provides Additional Market and Distribution Opportunities Expansion of distribution system Consists of over 900 retail agencies in the Northeast Provides cross-sell opportunities to approximately 550 retail agents new to Tower Expansion outside the Northeast Provides additional growth opportunities by expanding Tower's personal lines product offerings to territories outside the Northeast Expansion to other market segments The acquisition of personal lines enables Tower to expand into other market segments Non-standard auto Alternative distribution - selective expansion through affinity group distribution channel Net Premiums Pro Forma with OBPLD Net Premiums Tower Only *Note: both charts reflect the acquisition of Specialty Underwriters' Alliance, Inc., which closed on November 13, 2009. OBPLD includes reciprocals premiums.

Action Steps to Achieve Greater Value OBPLD 9M 2009 Post-transaction Advantage created Higher overall Negative top line Expansion outside the Northeast growth rate Growth of the personal lines growth Cross-sell products to OB agents business Expense ratio lowered through consolidation, reduction in corporate Expense ratio 30% 29%
overhead load and cost savings from the redesign of the personal lines division Significant improvement in the business mix through the addition of Tower’s homeowners business and greater Loss ratio 67% 61% -63% emphasis on personal package policies Re-underwrite private passenger business Combination of all the above action Combined Ratio 97% CR steps 90% -92%; 15% ROE and ROE

Summary Improves Profitability and Financial flexibility Substantially Strengthens Tower’s Personal Lines Platform Capabilities Enhances Market Cycle Management Capability Provides Additional Market and Distribution Opportunities Post-transaction action steps to achieve target 15% ROE

TOWER GROUP, INC. 120 Broadway, 31st Floor, New York, NY 10271 www.twrgrp.com